ANNUAL REPORT


DECEMBER 31, 1997


TEMPLETON RETIREMENT ANNUITY

- TRA SEPARATE ACCOUNT
- TEMPLETON VARIABLE ANNUITY FUND


[TEMPLETON LOGO]
FRANKLIN TEMPLETON

TABLE OF CONTENTS

Letter to Shareholders.........................................      2
Report of Special Meeting of Shareholders......................      4
Manager's Discussion...........................................      5
Performance Summary............................................      8
Financial Highlights...........................................     10
Statement of Investments.......................................     11
Financial Statements...........................................     14
Notes to Financial Statements..................................     16
Independent Auditor's Report...................................     19
Templeton Funds Retirement Annuity
Separate Account Financial Statements..........................     20

    LETTER TO SHAREHOLDERS

    Dear Shareholders:

    We are pleased to bring you the annual report of the Templeton Retirement Annuity and the Templeton Variable Annuity Fund for the 12 months ended December 31, 1997.

    During the year under review, benign inflation, relatively low interest rates, and healthy corporate earnings characterized many economies around the world. Although currency crises in Southeast Asia sent global stock prices spiraling downward during the latter half of the period, equity markets generally finished the year with an appreciable gain.

    In the U.S., the Dow Jones(R) Industrial Average advanced 25%, marking its third consecutive annual gain of more than 20% -- a historical record. The Standard & Poor's(R) 500 Stock Index rose even more, posting a return of 33.4% for the year. Even though large cap companies led the market, many small cap stocks also fared well, as the Russell 2000(R) Index appreciated 22.4%.*

    Many European companies continued to generate strong profits as a result of privatization, restructuring, and cost-reduction programs. Corporations there also experienced significant merger and acquisition activity, which often accompanies rising shareholder value. We believe these factors contributed to the strong advance of most European stock markets. Switzerland, Italy, and the Netherlands (three countries whose markets rose more than 20%) were among the region's leaders.*

    Emerging market equities posted mixed results during the period. Strong exports, tight monetary policies, and increased capital flows into the region helped Latin American markets deliver impressive returns. As measured in U.S. dollars, Mexico's Bolsa Index increased 54.3% during the year and Brazil's Bovespa Index 40.7%. However, bad banking loans and slowing economies caused share prices to plummet in many Asian developing countries. For example, Thailand's equity market fell 74.7%, Indonesia's 70.5%, and South Korea's 69.2%.*

    It is important to remember, of course, that securities markets always have been -- and always will be -- subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

    We appreciate your participation in the Templeton Retirement Annuity and the Templeton Variable Annuity Fund and look forward to serving your investment needs in the years to come.

    Sincerely,

    [/s/ CHARLES E. JOHNSON]

    Charles E. Johnson
    President
    Templeton Variable Annuity Fund

    [/s/ RICHARD P. AUSTIN]

    Richard P. Austin
    President
    Templeton Funds Annuity Company

    --------------------------------------------------------------------------
    Note: At a Special Meeting on February 3, 1998, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Merger Plan") which will merge the Fund with the Templeton Stock Fund (the "Stock Fund"), a series of Templeton Variable Products Series Fund, as of May 1, 1998. Under the Merger Plan, the Fund's shareholders will receive Stock Fund Class 1 shares equal in value to their Templeton Variable Annuity Fund shares.
    --------------------------------------------------------------------------
    *Indices are unmanaged. Price appreciation is measured in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc.

REPORT OF SPECIAL MEETING OF SHAREHOLDERS

 At the Special Meeting of Shareholders of Templeton Variable Annuity Fund held on February 3, 1998, shareholders voted as follows:

 1. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Variable Annuity Fund and the Templeton Stock Fund, a series of Variable Products Series Fund:

                                             % OF                           % OF                           % OF
                                            SHARES         SHARES          SHARES         SHARES          SHARES
   SHARES VOTED       SHARES VOTED FOR      VOTED       VOTED AGAINST      VOTED       VOTED ABSTAIN      VOTED
  ------------------------------------------------------------------------------------
   791,078.018          721,463.152         91.2%        60,913.007         7.7%         8,701.858         1.1%

There being no further business to come before the meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

MANAGER'S DISCUSSION

--------------------------------------------------------------------------------
Your Fund's objective: Templeton Variable Annuity Fund seeks long-term capital growth through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation.
--------------------------------------------------------------------------------

During the 12 months under review, moderate economic growth, low inflation, and healthy corporate profits provided a favorable environment for U.S. stocks. Two of the strongest sectors were banking and financial services. The value of our shares of Federal National Mortgage Association rose significantly and we sold our holdings of American Express Co. and Morgan Stanley Dean Witter Discover & Co. at a considerable gain. However, the high price/earnings ratios and low dividend yields of U.S. equity markets made it difficult to identify investment bargains, and our domestic exposure decreased from 20.4% of total net assets on December 31, 1996 to 19.7% at year end.

In Europe, it appeared many economies were restrained by fiscal policies designed to help them meet European Monetary Union criteria. Encouraged by low interest rates and benign inflation resulting from these requirements, investors bid up many stocks' prices. Among the Fund's ten largest holdings, the share prices of Kuoni Reisen Holdings AG, B and Alcatel Alsthom Cie Generale D'Electricite SA appreciated substantially in 1997. The strength of the European banking industry prompted us to sell our holdings of Bankinter SA (Spain) at a profit, which also benefited the Fund.



GEOGRAPHIC DISTRIBUTION

Based on Total Net Assets

12/31/97


Europe                   52.6%
North America            23.8%
Latin America            10.0%
Asia                      7.6%
Australia/New Zealand     5.9%
Short-Term Investments
  & Other Net Assets      0.1%

Equity markets in Asia performed poorly during the reporting period. Over the course of many years of strong economic growth, investors in developed countries had lent large sums of capital to Asian corporations. When the region's economies slowed and currency crises erupted in mid-1997, fears that these companies would be unable to repay their loans caused many stock markets to plunge. Fortunately, we had maintained a relatively low weighting in Asia and these declines did not significantly impact the Fund.

Although Latin American equity markets experienced severe volatility toward the end of the period, many advanced during the year. The telecommunications sector performed especially well, and the value of our holdings of Telebras-Telecomunicacoes Brasileiras SA (Telebras) and Telmex-Telefonos de Mexico SA rose substantially. In our opinion, demand for the services of these companies will continue to increase, and deregulation of Brazil's telephone industry could provide Telebras with strong growth potential.

Of course, it is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolio is invested. Developing markets involve similar but higher risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

Please remember that this discussion accurately reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                  TOP 10 HOLDINGS
                  12/31/97

                  COMPANY,
                  INDUSTRY,                                     % OF TOTAL
                  COUNTRY                                       NET ASSETS
                  ----------------------------------------------------
                  Kuoni Reisen Holdings AG, B
                  Leisure & Tourism,
                  Switzerland                                         2.8%

                  Telebras-Telecomunicacoes
                  Brasileiras SA, pfd.
                  Telecommunications, Brazil                          2.6%

                  Nycomed Amersham Plc., fgn.
                  Health & Personal Care,
                  United Kingdom                                      2.5%

                  Rhone-Poulenc SA
                  Chemicals, France                                   2.4%

                  Telecom Italia SpA, di Risp
                  Telecommunications,
                  Italy                                               2.2%

                  Novartis AG
                  Health & Personal Care,
                  Switzerland                                         2.2%

                  Alcatel Alsthom Cie
                  Generale D'Electricite SA
                  Electrical & Electronics,
                  France                                              2.2%

                  VEBA AG
                  Utilities Electrical & Gas,
                  Germany                                             2.2%

                  Total SA, B
                  Energy Sources, France                              2.0%

                  Federal National Mortgage
                  Association
                  Financial Services, U.S.                            1.9%

                  For a complete list of portfolio holdings, please see page 11 of this report.

As always, we will strive to build and improve our ability to serve investors while maintaining the traditional values and principles that have served our clients well for so long. We appreciate your participation in the Templeton Variable Annuity Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ Mark R. Beveridge
Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Variable Annuity Fund

      TOP 10 COUNTRIES
      REPRESENTED IN THE FUND
      12/31/97
                                                    % OF TOTAL
      COUNTRY                                       NET ASSETS
      ----------------------------------------------------

      United States                                      19.7%
      France                                             12.6%
      Switzerland                                         8.1%
      United Kingdom                                      6.5%
      Netherlands                                         4.5%
      Hong Kong                                           4.4%
      Australia                                           4.2%
      Sweden                                              3.7%
      Germany                                             3.7%
      Italy                                               3.4%

PERFORMANCE SUMMARY

The Templeton Variable Annuity Fund provided a 12.50% total return for the 12-month period ended December 31, 1997. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased returns.

We have always maintained a long-term perspective when managing the Fund, and we encourage you to view your investments in a similar manner. As you can see from the table on page 8, the Fund delivered a cumulative total return of more than 324% since its inception on February 16, 1988.

The graph on the following page compares the performance of the Fund's shares since inception with the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NOTE: PERFORMANCE REFLECTS THE FUND'S OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS.

Past performance is not predictive of future results.

                         TOTAL RETURN INDEX COMPARISON
                    $10,000 Investment (2/16/88 - 12/31/97)



  Date      Templeton Variable Annuity       MSCI World Index          CPI
 2/16/88             $10,000                      $10,000             $10,000
 2/29/88             $10,030                      $10,460             $10,012
 3/31/88              $9,890                      $10,777             $10,056
 4/30/88              $9,890                      $10,915             $10,107
 5/31/88              $9,690                      $10,699             $10,142
 6/30/88              $9,970                      $10,686             $10,186
 7/31/88              $9,770                      $10,889             $10,227
 8/31/88              $9,730                      $10,293             $10,271
 9/30/88             $10,170                      $10,731             $10,340
10/31/88             $10,540                      $11,448             $10,374
11/30/88             $10,310                      $11,848             $10,384
12/31/88             $10,371                      $11,957             $10,401
 1/31/89             $11,259                      $12,392             $10,453
 2/28/89             $11,219                      $12,316             $10,495
 3/31/89             $11,482                      $12,239             $10,555
 4/30/89             $11,969                      $12,524             $10,625
 5/31/89             $12,020                      $12,219             $10,685
 6/30/89             $11,989                      $12,083             $10,712
 7/31/89             $12,993                      $13,450             $10,738
 8/31/89             $13,530                      $13,127             $10,755
 9/30/89             $13,864                      $13,499             $10,789
10/31/89             $13,256                      $13,051             $10,842
11/30/89             $13,702                      $13,575             $10,866
12/31/89             $14,053                      $14,013             $10,883
 1/31/90             $13,136                      $13,361             $10,996
 2/28/90             $13,177                      $12,790             $11,047
 3/31/90             $13,363                      $12,020             $11,108
 4/30/90             $13,114                      $11,849             $11,126
 5/31/90             $14,390                      $13,099             $11,151
 6/30/90             $14,525                      $13,008             $11,212
 7/31/90             $14,671                      $13,129             $11,254
 8/31/90             $13,239                      $11,902             $11,358
 9/30/90             $11,963                      $10,649             $11,453
10/31/90             $11,900                      $11,645             $11,522
11/30/90             $12,212                      $11,456             $11,547
12/31/90             $12,481                      $11,699             $11,547
 1/31/91             $13,319                      $12,129             $11,617
 2/28/91             $14,220                      $13,254             $11,634
 3/31/91             $14,134                      $12,865             $11,651
 4/30/91             $14,315                      $12,968             $11,668
 5/31/91             $14,655                      $13,264             $11,702
 6/30/91             $13,805                      $12,447             $11,738
 7/31/91             $14,804                      $13,037             $11,755
 8/31/91             $15,176                      $12,998             $11,789
 9/30/91             $15,346                      $13,341             $11,841
10/31/91             $15,537                      $13,560             $11,858
11/30/91             $15,112                      $12,971             $11,892
12/31/91             $16,610                      $13,918             $11,902
 1/31/92             $16,829                      $13,662             $11,919
 2/29/92             $17,387                      $13,429             $11,962
 3/31/92             $16,961                      $12,799             $12,022
 4/30/92             $17,435                      $12,979             $12,039
 5/31/92             $18,120                      $13,497             $12,056
 6/30/92             $17,723                      $13,047             $12,100
 7/31/92             $17,822                      $13,083             $12,126
 8/31/92             $17,634                      $13,404             $12,160
 9/30/92             $17,446                      $13,283             $12,194
10/31/92             $17,579                      $12,927             $12,237
11/30/92             $17,988                      $13,160             $12,254
12/31/92             $18,311                      $13,269             $12,247
 1/31/93             $18,702                      $13,316             $12,307
 2/28/93             $19,008                      $13,633             $12,350
 3/31/93             $19,789                      $14,427             $12,394
 4/30/93             $20,095                      $15,098             $12,428
 5/31/93             $20,449                      $15,449             $12,445
 6/30/93             $20,425                      $15,321             $12,462
 7/31/93             $20,571                      $15,639             $12,462
 8/31/93             $22,245                      $16,359             $12,497
 9/30/93             $22,391                      $16,059             $12,522
10/31/93             $22,442                      $16,504             $12,575
11/30/93             $23,259                      $15,573             $12,583
12/31/93             $25,131                      $16,338             $12,583
 1/31/94             $26,522                      $17,419             $12,618
 2/28/94             $25,711                      $17,195             $12,661
 3/31/94             $24,501                      $16,457             $12,705
 4/30/94             $24,837                      $16,969             $12,722
 5/31/94             $25,146                      $17,015             $12,730
 6/30/94             $24,300                      $16,971             $12,773
 7/31/94             $25,468                      $17,297             $12,807
 8/31/94             $26,367                      $17,821             $12,860
 9/30/94             $25,736                      $17,356             $12,894
10/31/94             $25,642                      $17,852             $12,903
11/30/94             $24,555                      $17,082             $12,920
12/31/94             $24,099                      $17,250             $12,920
 1/31/95             $23,750                      $16,994             $12,971
 2/28/95             $24,434                      $17,245             $13,023
 3/31/95             $25,080                      $18,080             $13,066
 4/30/95             $25,989                      $18,713             $13,109
 5/31/95             $26,898                      $18,877             $13,135
 6/30/95             $27,690                      $18,875             $13,161
 7/31/95             $29,040                      $19,823             $13,160
 8/31/95             $28,776                      $19,385             $13,196
 9/30/95             $29,670                      $19,953             $13,221
10/31/95             $28,556                      $19,643             $13,264
11/30/95             $29,480                      $20,329             $13,255
12/31/95             $30,242                      $20,927             $13,246
 1/31/96             $31,078                      $21,309             $13,324
 2/29/96             $31,706                      $21,442             $13,367
 3/31/96             $32,774                      $21,804             $13,436
 4/30/96             $33,565                      $22,320             $13,488
 5/31/96             $34,082                      $22,343             $13,514
 6/30/96             $34,615                      $22,460             $13,522
 7/31/96             $32,619                      $21,671             $13,548
 8/31/96             $33,927                      $21,925             $13,574
 9/30/96             $34,770                      $22,787             $13,617
10/31/96             $35,218                      $22,950             $13,660
11/30/96             $37,180                      $24,240             $13,686
12/31/96             $34,714                      $23,856             $13,686
 1/31/97             $39,383                      $24,147             $13,729
 2/28/97             $39,288                      $24,429             $13,770
 3/31/97             $39,481                      $23,950             $13,805
 4/30/97             $38,968                      $24,737             $13,821
 5/31/97             $40,954                      $26,269             $13,813
 6/30/97             $43,132                      $27,582             $13,829
 7/31/97             $44,990                      $28,857             $13,846
 8/31/97             $42,555                      $26,932             $13,872
 9/30/97             $46,313                      $28,398             $13,907
10/31/97             $42,470                      $26,908             $13,942
11/30/97             $41,915                      $27,388             $13,933
12/31/97             $42,427                      $27,727             $13,917

        * Index includes reinvested dividends.

       ** Source: U.S. Bureau of Labor Statistics, December 31, 1997.

 TEMPLETON VARIABLE ANNUITY FUND
 Periods ended 12/31/97

                                                                                       SINCE
                                                                                     INCEPTION
                                             1-YEAR        3-YEAR       5-YEAR       (2/16/88)
  ------------------------------------------------------------------------------------
  Average Annual Total Return                 12.50%        20.74%       18.30%         15.76%
  Cumulative Total Return                     12.50%        76.06%      131.82%        324.28%
  Value of $10,000 Investment                $11,250       $17,606      $23,182        $42,427

                                12/31/93      12/31/94      12/31/95      12/31/96      12/31/97
  ------------------------------------------------------------------------------------
  One-Year Total Return          37.24%        -4.06%        25.49%        24.71%        12.50%

Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to their smaller size and lesser liquidity of those markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON VARIABLE ANNUITY FUND
Financial Highlights

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------------------
                                                                               1997       1996       1995       1994       1993
                                                                              ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................................    $21.91     $20.62     $17.96     $19.50     $14.99
                                                                               --------------------------------------------------
Income from investment operations:
 Net investment income.....................................................       .37        .35        .32        .21        .24
 Net realized and unrealized gain (loss)...................................      2.08       4.14       3.89       (.96)      5.31
                                                                               --------------------------------------------------
Total from investment operations...........................................      2.45       4.49       4.21       (.75)      5.55
                                                                               --------------------------------------------------
Less distributions from:
 Net investment income.....................................................      (.35)      (.32)      (.20)        --       (.24)
 Net realized gains........................................................     (4.14)     (2.88)     (1.35)      (.79)      (.80)
                                                                               --------------------------------------------------
Total distributions........................................................     (4.49)     (3.20)     (1.55)      (.79)     (1.04)
                                                                               --------------------------------------------------
Net asset value, end of year...............................................    $19.87     $21.91     $20.62     $17.96     $19.50
                                                                               --------------------------------------------------
Total Return*..............................................................    12.50%     24.71%     25.49%    (4.06)%     37.24%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)............................................   $15,554    $15,649    $14,120    $12,569    $12,698
Ratios to average net assets:
 Expenses..................................................................     0.97%      0.96%      1.00%      1.00%      1.00%
 Expenses, excluding waiver and payments by affiliate......................     0.97%      0.96%      1.06%      1.49%      1.37%
 Net investment income.....................................................     1.76%      1.64%      1.62%      1.09%      1.36%
Portfolio turnover rate....................................................    23.19%     30.27%     33.64%     19.85%     22.13%
Average commission rate paid**.............................................    $.0132     $.0030         --         --         --

*Total return does not reflect sales commissions.
**Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
                       See Notes to Financial Statements.

TEMPLETON VARIABLE ANNUITY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                                       COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  95.9%
AEROSPACE & MILITARY TECHNOLOGY  0.1%
Raytheon Co., A..................................................................   United States           255       $    12,575
                                                                                                                      -----------
AUTOMOBILES  4.1%
Fiat SpA.........................................................................       Italy            59,180           171,652
General Motors Corp. ............................................................   United States         4,000           242,500
Volvo AB, B......................................................................      Sweden             8,600           230,708
                                                                                                                      -----------
                                                                                                                          644,860
                                                                                                                      -----------
BANKING  6.5%
Banque Nationale de Paris BNP....................................................      France             3,050           162,116
Banque Nationale de Paris BNP, ADR, 144A.........................................      France               700            37,207
Deutsche Bank AG.................................................................      Germany            3,300           230,762
HSBC Holdings Plc. ..............................................................     Hong Kong           7,288           179,637
*Philippine National Bank........................................................    Philippines         59,887           131,604
Unidanmark AS, A.................................................................      Denmark            3,700           271,618
                                                                                                                      -----------
                                                                                                                        1,012,944
                                                                                                                      -----------
BUILDING MATERIALS & COMPONENTS  1.8%
Cie de Saint Gobain..............................................................      France             1,300           184,681
Pioneer International Ltd. ......................................................     Australia          37,000           101,041
                                                                                                                      -----------
                                                                                                                          285,722
                                                                                                                      -----------
BUSINESS & PUBLIC SERVICES  3.9%
Lex Service Plc. ................................................................  United Kingdom        32,000           245,171
SGS Societe Generale de Surveillance Holdings Ltd., br. .........................    Switzerland            100           191,564
Wheelabrator Technologies Inc. ..................................................   United States        11,000           176,688
                                                                                                                      -----------
                                                                                                                          613,423
                                                                                                                      -----------
CHEMICALS  4.0%
Akzo Nobel NV....................................................................    Netherlands          1,400           241,383
Rhone-Poulenc SA, A..............................................................      France             8,386           375,653
                                                                                                                      -----------
                                                                                                                          617,036
                                                                                                                      -----------
DATA PROCESSING & REPRODUCTION  2.0%
*Bay Networks Inc. ..............................................................   United States         6,100           155,931
*Newbridge Networks Corp. .......................................................      Canada             4,400           153,450
                                                                                                                      -----------
                                                                                                                          309,381

ELECTRICAL & ELECTRONICS  4.9%
Alcatel Alsthom Cie Generale D'Electricite SA....................................      France             2,700           343,192
*DSC Communications Corp. .......................................................   United States         8,100           194,400
Motorola Inc. ...................................................................   United States         3,800           216,837
                                                                                                                      -----------
                                                                                                                          754,429
                                                                                                                      -----------
ELECTRONIC COMPONENTS & INSTRUMENTS  2.5%
BICC Plc. .......................................................................  United Kingdom        38,000           107,345
Intel Corp. .....................................................................   United States         4,000           281,000
                                                                                                                      -----------
                                                                                                                          388,345
                                                                                                                      -----------
ENERGY SOURCES  6.1%
Societe Elk Aquitane SA..........................................................      France             2,600           302,401
Total SA, B......................................................................      France             2,862           311,475
Transportadora de Gas del Sur SA, ADR B..........................................     Argentina          14,000           156,625
YPF Sociedad Anonima, ADR........................................................     Argentina           5,400           184,612
                                                                                                                      -----------
                                                                                                                          955,113
                                                                                                                      -----------
FINANCIAL SERVICES  4.0%
AXA SA...........................................................................      France             3,061           236,854
Federal National Mortgage Association............................................   United States         5,300           302,431
Industrial Credit & Inv. Corp. of India, GDR, 144A...............................       India             6,600            85,305
                                                                                                                      -----------
                                                                                                                          624,590
                                                                                                                      -----------
FOOD & HOUSEHOLD PRODUCTS  1.3%
The Oshawa Group Ltd. ...........................................................      Canada            11,100           194,185
                                                                                                                      -----------

TEMPLETON VARIABLE ANNUITY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                       COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER  3.3%
*Asia Pacific Resources International Hldgs. Ltd., A.............................     Indonesia          35,000       $    65,625
Carter Holt Harvey Ltd. .........................................................    New Zealand         44,226            68,308
Enso OY, R.......................................................................      Finland           12,000            93,151
Fletcher Challenge Ltd. Forestry Division........................................    New Zealand        118,728            98,583
Stora Kopparbergs Bergslags AB, B................................................      Sweden            15,000           186,085
                                                                                                                      -----------
                                                                                                                          511,752
                                                                                                                      -----------
HEALTH & PERSONAL CARE  6.7%
Astra AB, B......................................................................      Sweden             9,600           161,413
Medeva Plc. .....................................................................  United Kingdom        52,900           140,313
Novartis AG......................................................................    Switzerland            213           345,370
*Nycomed Amersham Plc., fgn. ....................................................  United Kingdom        10,408           393,740
                                                                                                                      -----------
                                                                                                                        1,040,836
                                                                                                                      -----------
INDUSTRIAL COMPONENTS  3.7%
BTR Plc. ........................................................................  United Kingdom        41,500           127,115
Exide Corp. .....................................................................   United States         8,300           214,762
Madeco Manufacturera de Cobre SA, ADR............................................       Chile             7,500           114,375
Yamato Kogyo Co. Ltd. ...........................................................       Japan            19,000           114,230
                                                                                                                      -----------
                                                                                                                          570,482
                                                                                                                      -----------
INSURANCE  10.6%
GIO Australia Holdings Ltd. .....................................................     Australia          85,310           218,122
HIH Winterthur International Holdings Ltd. ......................................     Australia          55,469           118,940
ING Groep NV.....................................................................    Netherlands          5,076           213,790
Partnerre Ltd. ..................................................................      Bermuda            6,000           278,250
Reliastar Financial Corp. .......................................................   United States         7,000           288,312
Torchmark Corp. .................................................................   United States         6,000           252,375
Zuerich Versicherung, new........................................................    Switzerland            600           285,705
                                                                                                                      -----------
                                                                                                                        1,655,494
                                                                                                                      -----------
LEISURE & TOURISM  2.8%
Kuoni Reisen Holding AG, B.......................................................    Switzerland            115           430,763
                                                                                                                      -----------
MACHINERY & ENGINEERING  1.0%
New Holland NV...................................................................    Netherlands          5,900           155,981
                                                                                                                      -----------
MERCHANDISING  1.8%
Home Depot Inc. .................................................................   United States         3,200           188,400
Macintosh NV.....................................................................    Netherlands          4,247            92,160
                                                                                                                      -----------
                                                                                                                          280,560
                                                                                                                      -----------
METALS & MINING  0.8%
Boehler Uddeholm AG..............................................................      Austria            2,000           117,247
                                                                                                                      -----------
MULTI-INDUSTRY  5.0%
DESC SA de CV DESC, B............................................................      Mexico            18,000           171,960
DESC SA de CV DESC, C............................................................      Mexico               180             1,695
Hicom Holdings Bhd. .............................................................     Malaysia           78,900            45,439
Hutchison Whampoa Ltd. ..........................................................     Hong Kong          25,500           159,930
Jardine Matheson Holdings Ltd. (Singapore).......................................     Hong Kong          31,310           159,681
La Cemento Nacional CA, GDR, 144A................................................      Ecuador              300            62,400
La Cemento Nacional SA, GDR......................................................      Ecuador              600           124,800
Metro Pacific Corp. MDI..........................................................    Philippines      1,771,740            48,996
                                                                                                                      -----------
                                                                                                                          774,901
                                                                                                                      -----------
REAL ESTATE  2.7%
National Health Investors Inc. ..................................................   United States         5,000           209,375
Summit Properties Inc. ..........................................................   United States         9,700           204,912
                                                                                                                      -----------
                                                                                                                          414,287
                                                                                                                      -----------
TELECOMMUNICATIONS  7.0%
Jasmine International Public Co. Ltd., fgn. .....................................     Thailand           98,000            20,940
Nokia AB, A......................................................................     Finland            1,900           132,845
Telecom Italia SpA, di Risp......................................................       Italy            79,600           349,763

TEMPLETON VARIABLE ANNUITY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                       COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Telefonica de Argentina SA, B, ADR...............................................     Argentina           3,000       $   111,750
Telefonica de Espana SA, ADR.....................................................       Spain             2,800           254,975
Telmex-Telefonos de Mexico SA, L, ADR............................................      Mexico             4,000           224,250
                                                                                                                      -----------
                                                                                                                        1,094,523
                                                                                                                      -----------
TEXTILES & APPAREL  0.8%
*Fruit of the Loom Inc., A.......................................................   United States         5,057           129,586
                                                                                                                      -----------
TRANSPORTATION  1.9%
Air New Zealand Ltd., B..........................................................    New Zealand         45,800            91,748
Helikopter Services Group ASA....................................................      Norway            16,600           202,576
                                                                                                                      -----------
                                                                                                                          294,324
                                                                                                                      -----------
UTILITIES ELECTRICAL & GAS  6.6%
Endesa SA, ADR...................................................................       Spain            14,400           261,900
Evn Energie-Versorgung Niederoesterreich AG......................................      Austria            1,920           252,322
Hong Kong Electric Holdings Ltd. ................................................     Hong Kong          47,000           178,623
VEBA AG..........................................................................      Germany            5,000           340,467
                                                                                                                      -----------
                                                                                                                        1,033,312
                                                                                                                      -----------
      TOTAL COMMON STOCKS (COST $11,331,610).....................................                                      14,916,651
                                                                                                                      -----------
PREFERRED STOCKS  4.0%
News Corp. Ltd., pfd. ...........................................................     Australia          44,742           221,446
Telebras-Telecomunicacoes Brasileiras SA, pfd. ..................................      Brazil         2,496,267           284,732
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR..............................      Brazil             1,000           116,437
                                                                                                                      -----------
      TOTAL PREFERRED STOCKS (COST $285,167).....................................                                         622,615
                                                                                                                      -----------
                                                                                                      PRINCIPAL
                                                                                                      AMOUNT**
                                                                                                      --------
SHORT TERM INVESTMENTS (COST $38,663)  0.3%
U.S. Treasury Bills, 4.86% to 5.20%, with maturities to 3/12/98..................   United States     $  39,000            38,679
                                                                                                                      -----------
      TOTAL INVESTMENTS (COST $11,655,440)  100.2%...............................                                      15,577,945
      OTHER ASSETS, LESS LIABILITIES  (0.2%).....................................                                         (24,295)
                                                                                                                      -----------
      TOTAL NET ASSETS  100.0%...................................................                                     $15,553,650
                                                                                                                      ===========

*Non-income producing.
**Securities traded in U.S. dollars.
                       See Notes to Financial Statements.

TEMPLETON VARIABLE ANNUITY FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value
  ($11,655,440)                           $15,577,945
 Cash                                           2,690
 Dividends receivable                          26,538
                                          -----------
     Total Assets                          15,607,173
                                          -----------
Liabilities:
 Payables:
  Fund shares redeemed                         10,053
  To affiliates                                 8,540
 Other liabilities                             34,930
                                          -----------
     Total liabilities                         53,523
                                          -----------
Net assets, at value                      $15,553,650
                                          ===========
Net assets consist of:
 Undistributed net investment income      $   282,804
 Net unrealized appreciation                3,922,505
 Accumulated net realized gain              1,733,834
 Beneficial shares                          9,614,507
                                          -----------
Net assets, at value                      $15,553,650
                                          ===========
Net asset value per share
 ($15,553,650 / 782,617 shares
 outstanding)                             $     19.87
                                          ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of $34,207)
 Dividends                        $  433,545
 Interest                             11,872
                                  ----------
     Total investment income                  $  445,417
Expenses:
 Management fees (Note 3)             81,596
 Administrative fees (Note 3)         24,479
 Custodian fees                        6,193
 Reports to shareholders              14,430
 Registration and filing fees          1,650
 Professional fees (Note 3)           24,035
 Trustees' fees and expenses           5,100
 Other                                    54
                                  ----------
     Total expenses                              157,537
                                              ----------
      Net investment income                      287,880
                                              ==========
Realized and unrealized gains
(losses):
 Net realized gain (loss) from:
  Investments                      1,735,646
  Foreign currency transactions         (330)
                                  ----------
   Net realized gain                           1,735,316
   Net unrealized depreciation on
     investments                                 (95,483)
                                              ----------
Net realized and unrealized gain               1,639,833
                                              ----------
Net increase in net assets
  resulting from operations                   $1,927,713
                                              ==========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE ANNUITY FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                          1997            1996
                                                                                       --------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income..............................................................  $   287,880     $   244,068
  Net realized gain from investments and foreign currency transactions...............    1,735,316       2,908,249
  Net unrealized appreciation (depreciation) on investments..........................      (95,483)        128,497
                                                                                       ---------------------------
     Net increase in net assets resulting from operations............................    1,927,713       3,280,814
                                                                                       ---------------------------
 Distributions to shareholders from:
  Net investment income..............................................................     (246,215)       (215,833)
  Net realized gains.................................................................   (2,908,858)     (1,942,495)
 Fund share transactions (Note 2)....................................................    1,131,667         407,120
                                                                                       ---------------------------
     Net increase (decrease) in net assets...........................................      (95,693)      1,529,606
                                                                                       ===========================
Net assets:
 Beginning of year...................................................................   15,649,343      14,119,737
                                                                                       ---------------------------
 End of year.........................................................................  $15,553,650     $15,649,343
                                                                                       ===========================
Undistributed net investment income included in net assets:
 End of year.........................................................................  $   282,804     $   243,664
                                                                                       ===========================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE ANNUITY FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Variable Annuity Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are only sold to Templeton Funds Annuity Company to fund the benefits of Templeton Retirement Annuities and Templeton Immediate Variable Annuities. The Fund seeks long-term capital growth through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE ANNUITY FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED                       YEAR ENDED
                                                                             DECEMBER 31, 1997               DECEMBER 31, 1996
                                                                         --------------------------------------------------------
                                                                          SHARES         AMOUNT            SHARES       AMOUNT
                                                                         --------------------------------------------------------
Shares sold.............................................................     2,279    $     52,451           4,369    $    85,896
Shares issued on reinvestment of distributions..........................   169,173       3,155,073         117,110      2,158,328
Shares redeemed.........................................................  (103,251)     (2,075,857)        (91,811)    (1,837,104)
                                                                         --------------------------------------------------------
Net increase............................................................    68,201    $  1,131,667          29,668    $   407,120
                                                                         ========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), and Templeton Funds Annuity Company (TFAC), the funds investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
0.50%          First $200 million
0.45%          Over $200 million, up to and including $1.3 billion
0.40%          Over $1.3 billion

The Fund pays an administrative fee to TFAC based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                    AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------
0.15%          First $200 million
0.135%         Over $200 million, up to and including $700 million
0.10%          Over $700 million, up to and including $1.2 billion
0.075%         Over $1.2 billion

TFAC agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.00% of the Fund's average daily net assets through May 1, 1998. For the year ended December 31, 1997, no reimbursement was necessary under the agreement.

Included in professional fees are legal fees of $7,894 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the statement of investments. At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

        Unrealized appreciation........................................................................ $  5,121,425
        Unrealized depreciation........................................................................   (1,198,920)
                                                                                                         -----------
        Net unrealized appreciation.................................................................... $  3,922,505
                                                                                                         ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $3,691,088 and $5,266,701 respectively.

TEMPLETON VARIABLE ANNUITY FUND
Notes to Financial Statements (continued)

6. MERGER

On February 3, 1998, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Merger Plan") which will merge the Fund with the Templeton Stock Fund (the "Stock Fund"), a series of Templeton Variable Products Series Fund, as of May 1, 1998. Under the Merger Plan, the Fund's shareholders will receive Stock Fund Class I shares equal in value to their Variable Annuity Fund shares.

TEMPLETON VARIABLE ANNUITY FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Annuity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Variable Annuity Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Variable Annuity Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 30, 1998, except for note 6, as to which the date is February 3, 1998.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investment in Templeton Variable
  Annuity Fund, at value (cost
  $10,660,596)                            $12,246,778
                                          -----------
Liabilities:
 Payable to Templeton Funds Annuity
  Company                                      86,453
                                          -----------
Net assets                                 12,160,325
                                          ===========
Net assets attributable to annuitants -
  Annuity reserves (Note 1)               $12,160,325
                                          ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
Income:
 Dividend distributions                    $  269,684
 Capital gains distributions                2,224,193
                                           ----------
   Total income                             2,493,877
Expenses:
 Periodic charge (Note 2)                     140,930
                                           ----------
Net investment income                       2,352,947
                                           ----------
Realized and unrealized gain on
  investments:
 Net realized gain on investments             535,182
 Unrealized depreciation of investments for
  the year                                 (1,507,974)
                                           ----------
 Net (loss) on investments                   (972,792)
                                           ----------
Net increase in net assets from operations $1,380,155
                                           ==========

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                          1997            1996
                                                                                       --------------------------
Increase in net assets from operations:
 Net investment income...............................................................  $ 2,352,947     $ 1,589,842
 Net realized gain on investments....................................................      535,182         583,838
 Unrealized appreciation (depreciation) of investments for the year..................   (1,507,974)        308,083
                                                                                       ---------------------------
  Net increase in net assets from operations.........................................    1,380,155       2,481,763
                                                                                       ---------------------------
Annuity unit transactions:
  Proceeds from units sold...........................................................       42,451          65,647
Annuity payments.....................................................................   (1,620,684)     (1,481,530)
Increase (decrease) in annuity reserves for mortality experience (Note 1)............       40,226         (29,903)
                                                                                       ---------------------------
 Net decrease in net assets derived from annuity unit transactions...................  $(1,538,007)    $(1,445,786)
                                                                                       ---------------------------
     Total increase (decrease) in net assets.........................................     (157,852)      1,035,977
Net Assets:
 Beginning of year...................................................................   12,318,177      11,282,200
                                                                                       ---------------------------
 End of year.........................................................................  $12,160,325     $12,318,177
                                                                                       ===========================

                       See Notes to Financial Statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
Notes to Financial Statements

1. SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. The Separate Account invests all its assets in the Templeton Variable Annuity Fund (the Fund). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

a. VALUATION OF SECURITIES:

Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

b. DIVIDENDS:

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.

c. INCOME TAXES:

Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

d. ANNUITY RESERVES:

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3. INVESTMENT TRANSACTIONS

During the year ended December 31, 1997, purchases and sales of Templeton Variable Annuity Fund shares aggregated $2,558,182 and $1,196,967, respectively. Realized gains and losses are reported on an identified cost basis.

4. CONCENTRATIONS OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the Templeton Variable Annuity Fund. The Fund's investment securities are managed by professional investment managers within established guidelines. As of December 31, 1997, in management's opinion, the Separate Account had no significant concentration of credit risk.

 22

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TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT
REPORT OF INDEPENDENT ACCOUNTANTS
The Participants of
Templeton Funds Retirement Annuity Separate Account

We have audited the accompanying statement of assets and liabilities of Templeton Funds Retirement Annuity Separate Account as of December 31, 1997, and the related statement of operations and the statement of changes in net assets for the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the Templeton Variable Annuity Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements referred to above present fairly, in all material respects, the financial position of Templeton Funds Retirement Annuity Separate Account as of December 31, 1997, and the results of its operations and the changes in its net assets for the year then ended in conformity with generally accepted accounting principles.

                                      COOPERS & LYBRAND, L.L.P.

Jacksonville, Florida
February 6, 1998

TEMPLETON VARIABLE ANNUITY FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 8.40% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

[TEMPLETON LOGO]
FRANKLIN TEMPLETON
100 Fountain Parkway
St. Petersburg, Florida 33716-1205




INSURANCE ISSUER

Templeton Funds Annuity Company
100 Fountain Pkwy.
St. Petersburg, FL 33716-1205
1-800-774-5001

INVESTMENT MANAGER

Templeton Investment Counsel, Inc.
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

This report was prepared for Templeton Variable Annuity Fund shareholders who have previously received a prospectus.

To ensure the highest quality of service, telephone calls to or from our service department may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.




TRA A97 02/98                       [RECYCLE LOGO] Printed on recycled paper

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